Exhibit 99.1

1st Quarter 2013 Earnings Report May 2, 2013 0

Forward Looking Statements 1 This presentation should be reviewed in conjunction with CVR Refining, LP’s First Quarter earnings conference call held on May 2, 2013. The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited those set forth under “Risk Factors” in CVR Refining, LP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Refining, LP makes with the Securities and Exchange Commission. CVR Refining, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Actual Quarterly and Full Year Consolidated Results Note: Adjusted EBITDA for the first quarter 2013 and 2012 excludes turnaround expense of $0.0mm and $21.0mm, respectively Non-GAAP reconciliation on slide 20 2 EBITDA(1) Adjusted EBITDA(1) $310 $143 $0 $50 $100 $150 $200 $250 $300 $350 Q1 2013 Q1 2012 $318 $8 $0 $50 $100 $150 $200 $250 $300 $350 Q1 2013 Q1 2012

Crude Differentials Source: ProphetX (1) As of 4/26/2013 First Quarter Q1 Average Q1 High Current(1) WTI vs. WCS $ (23.77) $ (40.70) $ (16.96) WTI vs. Brent $ 17.02 $ 23.46 $ 10.42 WTI vs. WTS $ (4.88) $ (18.75) $ (0.20) WTI vs. LSB $ (5.89) $ (13.25) $ (3.81) 3

Market Environment - Petroleum (1) As of 4/26/2013 2010 2011 2012 Current Average Differential $ 0.77 $ 15.89 $ 17.35 $ 10.42 4 NYMEX 2-1-1 Crack & Brent – WTI Differential(1) $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 Apr-11 Aug-11 Dec-11 Mar-12 May-12 Aug-16 Nov-12 Jan-12 Apr-13 NYMEX 2-1-1 Crack Brent-WTI Differential

Crack Spread vs. Historical Norm Note: The trendline does not include 2011 5 NYMEX 2-1-1 Crack vs. NYMEX CL Yearly Averages 1997 to 2011 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 $0 $5 $10 $15 $20 $25 $30 $35 $40 $0 $20 $40 $60 $80 $100 $120 NYMEX 2 -1 -1 Crack, $/Bbl NYMEX CL, $/Bbl Yrly Avgs Yrly Avgs Trendline Q1 2013 Last Month Current

Hedging Position(1) (1) As of March 31, 2013 (2) Weighted-average price of all positions for period indicated Commodity Swaps Barrels Fixed Price(2) Second Quarter 2013 7,650,000 27.69 Third Quarter 2013 5,775,000 25.92 Fourth Quarter 2013 4,875,000 26.98 First Quarter 2014 3,000,000 33.50 Second Quarter 2014 1,350,000 32.18 Third Quarter 2014 75,000 32.00 Fourth Quarter 2014 75,000 32.00 Total 22,800,000 28.15 6

Financial

Consolidated Results Note: Adjusted EBITDA for the first quarter 2013 and 2012 excludes turnaround expense of $0.0mm and $21.0mm, respectively Non-GAAP reconciliation on slide 20 Non-GAAP reconciliation on slide 20 Non-GAAP reconciliation on slide 21 On a full quarter basis, available cash for distribution would have been $1.76 per unit First Quarter (In millions, except for EPU/Distributions) Q1 2013 Q1 2012 Percent Change EBITDA(1) $ 317.5 $ 7.7 4023% Adjusted EBITDA(2) $ 309.9 $ 143.0 117% Available Cash for Distribution, per unit – Subsequent to IPO(3)(4) $ 1.58 n/a n/a 8 (1)(2)(3)(4)

Quarterly Coffeyville Refinery Petroleum Segment (In millions except for barrels sold data) Q1 2013 Q1 2012 Net Sales $ 1,492.6 $ 1,132.5 Gross Profit (1) $ 227.8 $ 78.2 Crude Oil Throughput (barrels per day) 123,639 88,403 Barrels Sold (barrels per day) 133,746 87,534 Refining margin (per crude oil throughput barrel) (2)(3) $ 26.12 $ 17.94 Direct Operating Expenses including Turnaround Expenses (per Barrel of Crude Throughput) $ 4.69 $ 7.94 Dir. Op. Ex. (per Barrel of Crude Throughput) Less: Turnaround Cost (1) $ 4.69 $ 5.44 (1) Calculation on slide 16 (2) Adjusted for FIFO impact (3) Definition on slide 15 (4) Excluding major scheduled turnaround expense 9 Gross Profit Bridge (4) $78.2 $227.8 $10.9 $8.4 $72.6 $76.2 $20.1 $0 $50 $100 $150 $200 $250 Q1 2012 Gross Profit Refining Margin Other (D&A, FIFO) Volume Direct Oper. Cost Turn- around Q1 2013 Gross Profit $ in millions

Quarterly Wynnewood Refinery Petroleum Segment (1) Calculation on slide 17 (2) Adjusted for FIFO impact (3) Definition on slide 15 (4) Excluding major scheduled turnaround expense 10 (In millions except for barrels sold data) Q1 2013 Q1 2012 Net Sales $ 780.4 $ 766.0 Gross Profit (1) $ 126.9 $ 70.9 Crude Oil Throughput (barrels per day) 71,177 58,255 Barrels Sold (barrels per day) 72,129 69,039 Refining margin (per crude oil throughput barrel) (2)(3) $ 26.87 $ 19.57 Direct Operating Expenses including Turnaround Expenses (per Barrel of Crude Throughput) $ 5.29 $ 5.43 Dir. Op. Ex. (per Barrel of Crude Throughput) Less: Turnaround Cost (1) $ 5.29 $ 5.26 Gross Profit Bridge (4) $70.9 $126.9 $8.4 $5.9 $64.8 $4.6 $0.9 $0 $20 $40 $60 $80 $100 $120 $140 $160 Q1 2012 Gross Profit Refining Margin Other (D&A, FIFO) Volume Direct Oper. Cost Turn- around Q1 2013 Gross Profit $ in millions

Debt Metrics Note: Refer to slide 18 for metrics used in calculations Financial Metrics 2009 2010 2011 2012 LTM Q1 2013 Debt to Capital 50% 53% 42% 44% 25% Debt to Adj. EBITDA 3.3 3.1 1.3 0.7 0.4 11 Net Debt (Cash) ($ in millions) 476.8 466.7 727.2 620.1 26.9 $0 $100 $200 $300 $400 $500 $600 $700 $800 2009 2010 2011 2012 LTM Q1 2013

Appendix

Non-GAAP Financials Measures 13 To supplement the actual results in accordance with GAAP for the applicable periods, the Company also uses non-GAAP measures as discussed below, which are reconciled to GAAP-based results. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Non-GAAP Financials Measures EBITDA and Adjusted EBITDA. EBITDA represents net income before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for FIFO impacts (favorable) unfavorable; share-based compensation, non-cash; major scheduled turnaround expenses; loss on disposition of fixed assets; unrealized (gain) loss on derivatives, net; loss on extinguishment of debt and expenses associated with the Gary-Williams acquisition. We present Adjusted EBITDA because it is the starting point for our available cash for distribution. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enables investors to better understand our ability to make distributions to our common unitholders, evaluate our ongoing operating results and allows for greater transparency in reviewing our overall financial, operational and economic performance. EBTIDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. 14 Available cash for distribution is not a recognized term under GAAP. Available cash should not be considered in isolation or as an alternative to net income or operating income, as a measure of operating performance. In addition, available cash for distribution is not presented as, and should not be considered an alternative to cash flows from operations or as a measure of liquidity. Available cash as reported by the Partnership may not be comparable to similarly title measures of other entities; thereby limiting its usefulness as a comparative measure.

Non-GAAP Financials Measures 15 Refining margin per crude oil throughput barrel is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization). Refining margin is a non-GAAP measure that we believe is important to investors in evaluating our refineries' performance as a general indication of the amount above our cost of product sold that we are able to sell refined products. Each of the components used in this calculation (net sales and cost of product sold exclusive of depreciation and amortization) can be taken directly from our Statement of Operations. Our calculation of refining margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impacts. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating our refineries’ performance as a general indication of the amount above our cost of product sold (taking into account the impact of our utilization of FIFO) that we are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. Under our FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease.

Coffeyville Refinery Calculation of Gross Profit First Quarter 3/31/2013 3/31/2012 Net sales $ 1,492.6 $ 1,132.5 Cost of product sold 1,195.1 973.1 Refining margin 297.5 159.4 Direct operating expenses (excluding major scheduled turnaround expense) 52.2 43.8 Major scheduled turnaround expense - 20.1 Depreciation and amortization 17.5 17.3 Gross profit $ 227.8 $ 78.2 16 Operating Expenses per barrel of crude throughput excluding major scheduled turnaround expense First Quarter 3/31/2013 3/31/2012 Direct operating expenses and major scheduled turnaround expense $ 52.2 $ 63.9 Less: major scheduled turnaround expense - 20.1 Direct Operating Expenses less major scheduled turnaround expenses $ 52.2 $ 43.8 Direct Operating Expenses less major scheduled turnaround expense per barrel of crude throughput $ 4.69 $ 5.44

Wynnewood Refinery Calculation of Gross Profit First Quarter 3/31/2013 3/31/2012 Net sales $ 780.4 $ 766.0 Cost of product sold 610.4 658.0 Refining margin 170.0 108.0 Direct operating expenses (excluding major scheduled turnaround expense) 33.8 27.9 Major scheduled turnaround expense - 0.9 Depreciation and amortization 9.3 8.3 Gross profit $ 126.9 $ 70.9 17 Operating Expenses per barrel of crude throughput excluding major scheduled turnaround expense First Quarter 3/31/2013 3/31/2012 Direct operating expenses and major scheduled turnaround expense $ 33.8 $ 28.8 Less: major scheduled turnaround expense - 0.9 Direct Operating Expenses less major scheduled turnaround expense $ 33.8 $ 27.9 Direct Operating Expenses less major scheduled turnaround expense per barrel of crude throughput $ 5.29 $ 5.26

Capital Structure* Note: 2011 includes debt related to acquisition of Gary Williams but only 16 days of EBITDA contribution Adjusted for FIFO, turnaround expense, non-cash share based compensation, financing costs and gains/losses on derivatives, asset dispositions, loss on extinguishment of debt, Gary Williams acquisition and integration costs, and bridge loan expenses Non-GAAP reconciliation on slide 19 Financials ($ in millions) Full Year 2009 2010 2011 2012 LTM Q1 2013 Cash $ 2.7 $ 2.3 $ 2.7 $ 153.1 $ 525.1 Total debt, including current portion 479.5 469.0 729.9 773.2 552.0 Net Debt 476.8 466.7 727.2 620.1 26.9 Partners capital/divisional equity 485.4 418.8 1,018.6 980.8 1,678.3 Adjusted EBITDA(1)(2) $ 147.3 $ 152.6 $ 577.3 $ 1,176.2 $ 1,341.0 18

Consolidated Non-GAAP Financial Measures Financials ($ in millions) Full Year 2009 2010 2011 2012 LTM Q1 2013 Net Income $ 64.6 $ 38.2 $ 480.3 $ 595.3 $ 908.1 Interest expense and other financing costs, net of interest income $ 43.8 $ 49.7 $ 53.0 $ 76.2 $ 71.5 Depreciation and amortization $ 64.4 $ 66.4 $ 69.8 $ 107.6 $ 109.3 EBITDA $ 172.8 $ 154.3 $ 603.1 $ 779.1 $ 1,088.9 FIFO impact (favorable) unfavorable $ (67.9) $ (31.7) $ (25.6) $ 58.4 $ 70.9 Share-based compensation, non-cash $ 2.5 $ 11.5 $ 8.9 $ 18.5 $ 20.2 Loss on disposition of assets $ - $ 1.3 $ 2.5 $ - $ - Loss on extinguishment of debt $ 2.1 $ 16.6 $ 2.1 $ 37.5 $ 63.6 Expenses associated with Gary-Williams acquisition $ - $ - $ 5.2 $ 11.0 $ 7.3 Major scheduled turnaround expense $ - $ 1.2 $ 66.4 $ 123.7 $ 102.7 Unrealized (gain) loss on all derivatives $ 37.8 $ (0.6) $ (85.3) $ 148.0 $ (12.6) Adjusted EBITDA $ 147.3 $ 152.6 $ 577.3 $ 1,176.2 $ 1,341.0 19

Consolidated Non-GAAP Financial Measures Financials ($ in millions) First Quarter 3/31/2013 3/31/2012 Net Income $ 275.4 $ (37.4) Interest expense and other financing costs, net of interest income 14.1 18.8 Depreciation and amortization 28.0 26.3 EBITDA 317.5 7.7 FIFO impact (favorable) unfavorable (4.7) (19.3) Share-based compensation, non-cash 3.5 1.8 Loss on disposition of assets - - Loss on extinguishment of debt 26.1 - Expenses associated with Gary-Williams acquisition - 3.7 Major scheduled turnaround expense - 21.0 Unrealized (gain) loss on all derivatives (32.5) 128.1 Adjusted EBITDA $ 309.9 $ 143.0 20

Consolidated Non-GAAP Financial Measures Financials ($ in millions) First Quarter 3/31/2013 Adjusted EBITDA (full quarter) $ 309.9 Less: Cash needs for debt service 10.0 Reserves for environmental and maintenance capital expenditures 31.2 Reserves for future turnarounds 8.7 Available cash for distribution $ 260.0 Less: Available cash, January 1, 2013 to January 22, 2013 (prior to IPO) 25.9 Available cash for distribution - Subsequent to IPO (January 23 to March 31) $ 234.1 Available cash for distribution, per unit - Subsequent to IPO (January 23 to March 31) $ 1.58 Available cash for distribution, per unit – Full Quarter (January 1 to March 31) $ 1.76 21 (1)

Outlook 22 As previously announced on March 12, 2013, the company’s outlook for the full year of 2013 was $5.50 - $6.50 per common unit. Based on market conditions as of April 25, 2013, the company’s outlook is at the low end of the range. Going forward, for the rest of 2013, we intend to update our annual outlook on a quarterly basis only. The outlook will be based on information as of the time it is given and will be based on various estimates and assumptions about our business and the industry in which we operate, many of which are beyond our control and subject to various risks discussed in our public filings. We do not plan on updating our outlook on an intra-quarter basis in the future, unless otherwise required by law. Note: For the full year, an adjustment will be made to exclude the period of January 1, 2013 through January 22, 2013